UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No. )

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Asure Software, Inc.
(Name of Registrant as Specified In Its Charter)

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 ASURE SOFTWARE, INC.
 110 Wild Basin Road, Suite 100
 Austin, TX 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD JUNE 5, 2017

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Asure Software, Inc.  (NASDAQ: ASUR), a Delaware corporation (the “Company”), to be held at 110 Wild Basin Road, Suite 100, Austin, Texas 78746, on Monday, June 5, 2017 at 9:30 a.m. Central Time for the following purposes:

1.  To elect five directors to the board of directors, each to hold office until the next annual meeting of stockholders or until his respective successor is duly elected and qualified;

2.  To ratify the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2017;

3. To approve the Asure Software, Inc. Employee Stock Purchase Plan;
4. To approve an amendment to the Asure Software, Inc. 2009 Equity Plan to increase the number of shares authorized under the plan from 1,400,000 to 1,700,000; and
5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

All holders of record of shares of our common stock at the close of business on April 21, 2017 are entitled to vote at the annual meeting and at any postponements or adjournments of the annual meeting. Stockholders are cordially invited to attend the annual meeting in person; however, regardless of whether you plan to attend the annual meeting in person, please cast your vote as instructed in the Proxy as promptly as possible. Please complete, sign, date and promptly return the proxy card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card to authorize the voting of your shares over the Internet or by telephone. Your prompt response is necessary to ensure that your shares are represented at the annual meeting. Submitting your proxy by Internet, telephone or mail will not affect your right to vote in person if you decide to attend the annual meeting. Stockholders holding stock in brokerage accounts will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer Internet and telephone voting.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING:

Registration will begin at 9:00 a.m., and seating will begin at 9:30 a.m. Each stockholder will need to bring a proof of ownership and valid picture identification, such as a driver’s license or passport, for admission to the Annual Meeting. If you hold your shares in a brokerage account, you will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting, and all cellular phones must be silenced during the annual meeting. We realize that many cellular phones have built-in digital cameras, and, while these phones may be brought into the Annual Meeting, the camera function may not be used at any time.

By Order of the Board of Directors,
/s/ PATRICK GOEPEL

Patrick Goepel
Chief Executive Officer
April 21, 2017
Austin, Texas

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on June 5, 2017

This Proxy Statement and our Annual Report to Stockholders are available on-line at http://www.asuresoftware.com/annual-meeting-proxy/

ASURE SOFTWARE, INC.
 110 Wild Basin Road, Suite 100
 Austin, TX 78746

PROXY STATEMENT
 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 5, 2017

GENERAL

This proxy statement contains information relating to our Annual Meeting of Stockholders to be held on Monday, June 5, 2017, beginning at 9:30 a.m. Central Time, at 110 Wild Basin Road, Suite 100, Austin, Texas 78746 and at any postponements or adjournments of the annual meeting. Your proxy for the Annual Meeting is being solicited by our board of directors.

The proxy materials relating to the Annual Meeting are first being mailed to stockholders entitled to vote at the meeting on or about May 5, 2017. A copy of our Form 10-K for the year ended December 31, 2016 has been mailed concurrently with this proxy statement.

All holders of record of shares of our common stock (NASDAQ: ASUR) at the close of business on April 21, 2017 are entitled to vote at the Annual Meeting and at any postponements or adjournments of the Annual Meeting. Stockholders are cordially invited to attend the Annual Meeting in person; however, regardless of whether you plan to attend the Annual Meeting in person, please cast your vote as instructed in the Notice as promptly as possible. Please complete, sign, date and promptly return the proxy card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card to authorize the voting of your shares over the Internet or by telephone. Your prompt response is necessary to ensure that your shares are represented at the Annual Meeting. Submitting your proxy by Internet, telephone or mail will not affect your right to vote in person if you decide to attend the Annual Meeting. Stockholders holding stock in brokerage accounts will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer Internet and telephone voting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to Be Held on June 5, 2017
 The proxy statement and annual report to Stockholders are available at
http://www.asuresoftware.com/annual-meeting-proxy/

ABOUT THE ANNUAL MEETING AND VOTING

Purposes - At the Annual Meeting, you will be asked:

1. To elect five directors to the board of directors, each to hold office until the next annual meeting of stockholders or until his respective successor is duly elected and qualified;

2. To ratify the Audit Committee’s appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2017;

3. To approve the Asure Software, Inc. Employee Stock Purchase Plan;

4. To approve an amendment to the Asure Software, Inc. 2009 Equity Plan to increase the number of shares authorized under the plan from 1,400,000 to 1,700,000; and

5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The board knows of no other matters to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the proxy will vote on such other matters in accordance with their best judgment.

Record Date; Stockholders Entitled to Vote- Only holders of record of our shares of common stock at the close of business on April 21, 2017 will be entitled to vote at the Annual Meeting or any adjournment thereof. Each share of common stock will be entitled to one vote. As of April 21, 2017, there were 8,630,023 shares of Common Stock outstanding.

Quorum - A majority of the voting power of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the Annual Meeting.

Vote Required - Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. If more than five director nominees are properly presented to the stockholders at the Annual Meeting, the five nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of directors will be elected to our board. Each of the remaining proposals must be approved by a majority of the votes of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Dissenters’ Rights - No dissenters’ rights are provided under the Delaware General Corporation Law, our Restated Certificate of Incorporation or our Amended and Restated Bylaws with respect to any of the proposals described in this proxy statement.

Board Recommendation - Your Board of Directors has unanimously approved and recommends that an affirmative vote be cast “FOR” the election of each of our director nominees, “FOR” the ratification of our independent registered accounting firm and “FOR” the approval of the Employee Stock Purchase Plan and “For” the amendment of the 2009 Equity Plan.

Voting Your Shares - If you own shares registered directly in your name (a “registered stockholder”), you may submit your proxy by US Mail, Internet or telephone and following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet or telephone is 11:59 p.m. Eastern Time the day before the Annual Meeting date. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote in person.

If you hold your shares in the name of a broker or other nominee, then your broker or other nominee is considered to be the registered stockholder. However, you are still considered the beneficial owner of those shares and your shares are said to be held in “street name.” If you hold shares in street name, your broker or nominee firm may provide you with a Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check your Notice or voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet or telephone. If you hold your shares in street name and you want to vote at the Annual meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares.

Changing Your Vote by Revoking Your Proxy - If you are a registered Stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Secretary either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the annual meeting in person, you may ask the judge of elections to suspend your proxy holder’s power to vote, and you may submit another proxy or vote by ballot. Your attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

How Proxies are Counted - All shares that have been properly voted by proxy and not revoked will be voted at the Annual Meeting in accordance with the instructions contained in the proxy. If you return a signed and dated proxy card but do not indicate how your shares are to be voted, those shares will be voted “FOR” each of the listed proposals and in the discretion of the named proxy holders as to any other matter properly brought before the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting. Only the latest dated proxy you submit will be counted.

Shares voted as abstentions on any matter will be counted for purposes of determining the presence of a quorum at the Annual Meeting and treated as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which a stockholder has abstained. As a result, abstentions with respect to any proposal, other than the election of directors, will have the same effect as a vote against such proposal.

Broker Non-Votes - A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Only the vote on ratification of our independent registered public accounting firm is considered a routine matter that brokers may cast discretionary votes upon.

Additional Information

Additional information about our Company is contained in our current and periodic reports filed with the SEC. These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Room maintained by the SEC at 100 F. Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC att www.sec.gov. Copies of such materials can be obtained from the public reference section of the Commission at prescribed rates.

 Your vote is important!
Please submit your proxy or voting instructions today.

ELECTION OF DIRECTORS
(ITEM 1)

The first proposal to be voted on at the Annual Meeting is the election of directors. Directors are elected annually and serve a one-year term or until their successors are duly elected and qualified. The board has submitted five nominees for election this year. Our board has nominated each of David Sandberg, Patrick Goepel, Matthew Behrent, Adrian Pertierra, and J. Randall Waterfield for re-election, to serve until the next annual stockholder meeting or until each of their respective successors is elected and qualified. Each of our director nominees has consented to being named in this proxy statement and has consented to serve as a director of the Company if elected.

The Board of Directors recommends voting “FOR” each of our five director nominees presented in this proposal.

The Nominating and Governance Committee recommends director nominations, and reviews nominees against the skills and characteristics that are required of our board members.  The Committee focuses on a candidate’s expertise in the Company’s industry and experience in technology, business, legal matters and finance.  We look at a candidate’s education, skills, business experience, administration experience and other appropriate factors given the current needs of the board and the Company. Our goal is to maintain a balance among board members of industry knowledge, experience and ability to map out successful strategies for the Company’s business.  Nominees for the board should have the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of stockholders.  They should be forward-thinking, possess critical analysis skills, and exhibit independence and practical judgment on issues.  Evaluation of candidates for all nominees, whether submitted by a board member or a stockholder, generally involves reviewing background materials, internal discussions among committee members, and interviewing selected candidates as appropriate. Upon selecting a qualified candidate, the Committee recommends the candidate for the board’s consideration.

Stockholders may recommend a candidate for our board by writing to attention of the Corporate Secretary, Asure Software, Inc., 110 Wild Basin Road, Suite 100, Austin, TX 78746, specifying the candidate’s name and qualifications for board membership.  All recommendations are submitted to the Nominating Committee. For the board to consider a candidate for nomination at the 2018 Annual Meeting, stockholders must submit a written recommendation by January 4, 2018. Each submission must include (i) a brief description of the candidate, (ii) the candidate’s name, age, business address and residence address, (iii) the candidate’s principal occupation, (iv) the number of shares of common stock of the Company beneficially owned, and (v) any other information required by the rules of FINRA and the SEC to list the candidate as a nominee for director in a proxy statement. Recommended candidates may be required to provide additional information. While our board of directors has not adopted a formal diversity policy or specific standards with regard to the selection of director nominees, the board of directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates.
The full board then selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the Annual Meeting. The board reviews and considers any candidates submitted by a stockholder or stockholder group in the same manner as all other candidates. Each nominee has consented to serve until the next annual stockholder meeting, if elected, or until his or her successor is elected and qualified.

If any director is unable to stand for re-election after distribution of this Proxy Statement, the board may reduce its size or designate a substitute. If the board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of common stock represented at the Annual Meeting is required to elect a director. If more than five nominees are properly presented to the stockholders at the Annual Meeting, the five nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of director will be elected to our board.

BIOGRAPHICAL INFORMATION REGARDING NOMINEES

Nominee	Age	Present Office(s) Held In Our Company	Director Since
David Sandberg (1)(2)(3)(4)	44	Chairman of the Board	2009
Patrick Goepel	55	President and Chief Executive Officer	2009
Matt Behrent (1)(2)(3)(4)	46	None	2010
Adrian Pertierra (1)(2)(3)(4)	45	None	2009
J. Randall Waterfield(1)(2)(3)(4)	43	None	2011
 _____________
(1)	Independent board member as determined by the Board of Directors of the Company

(2)	Audit Committee Member

(3)	Compensation Committee Member

(4)	Governance and Nominating Committee Member

The following information regarding the principal occupations and other employment of the nominees during the past five years and their directorships in certain companies is as reported by the respective nominees.

David Sandberg has served as a director and Chairman of the Board since August 2009. Mr. Sandberg is the managing member and founder of Red Oak Partners, LLC, an SEC registered investment firm founded in 2003 which manages funds investing in both public and private companies.  Previously, Mr. Sandberg co-managed JH Whitney & Co.’s Green River Fund from 1998–2002. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University. Mr. Sandberg presently serves as a director of SMTC Corporation and as Chairman of Cord Blood America, Inc., both of which are public companies. In the past five years, he has served on the Board of Directors of Planar Systems, Inc., EDCI, Inc., RF Industries, Ltd., and Issuer Direct Corporation.

Mr. Sandberg brings to our  board strong leadership experience and financial expertise; experience as a Chair of Audit, Compensation and Governance committees of public company boards; and knowledge of the Company’s financial position, strategy and industry through board and committee service.

Patrick Goepel was elected to the Company’s Board of Directors at its August 28, 2009 Annual Meeting of Shareholders.  He was subsequently appointed as Interim Chief Executive Officer on September 15, 2009 and became Chief Executive Officer of the Company as of January 1, 2010.  Prior to his appointment, he served as Chief Operating Officer of Patersons Global Payroll. Previously, he was the President and Chief Executive Officer of Fidelity Investment’s Human Resource Services Division from 2006 to 2008; President and Chief Executive Officer of Advantec from 2005 to 2006; and Executive Vice President of Business Development and US Operations at Ceridian from 1994 to 2005. A former board member of iEmployee, Mr. Goepel currently serves on the board of directors of APPD Investments and SafeGuard World International.

Mr. Goepel brings to our board extensive knowledge and experience in the Company’s industry; deep knowledge of the Company’s day-to-day operations, strategic priorities and markets; and extensive experience as a board member of private emerging growth companies.

Matthew K. Behrent has served as a director since November 2010.  He currently is the Executive Vice President, Corporate Development and a Director of EDCI Holdings, Inc., a company that is currently engaged in carrying out a plan of dissolution.  Before joining EDCI in June 2005, Mr. Behrent was an investment banker, working as a Vice-President at Revolution Partners, a technology focused investment bank in Boston, from March 2004 until June 2005 and as an associate in Credit Suisse First Boston Corporation’s technology mergers and acquisitions group from June 2000 until January 2003.  From June 1997 to May 2000, Mr. Behrent practiced law, most recently with Cleary, Gottlieb, Steen & Hamilton in New York, advising financial sponsors and corporate clients in connection with financings and mergers and acquisitions transactions.  Mr. Behrent received his J.D. from Stanford Law School in 1997, and his B.A. in Political Science and Political Theory from Hampshire College in 1992.  Mr. Behrent was a Director at ACT Teleconferencing, Inc. from May 2012 to September 2013. He is also a Director and Chairman of the Audit Committee of Tengasco, Inc. (NYSE MKT: TGC).

Mr. Behrent brings to our board strong strategic, legal and financial expertise; public company board experience, including on audit committees, and knowledge of the Company’s strategy, and industry through board and committee service.

Adrian Pertierra has served as a director since August 2009. Mr. Pertierra is the Chief Financial Officer and Head Trader at Red Oak Partners, LLC, a NY-based hedge fund. Prior to joining Red Oak in 2007, Mr. Pertierra served as Vice President of Global Markets at Deutsche Bank Alternative Trading in 2007 and worked at Tradition Asiel Securities, Inc. from 2006–2007. Previously, Mr. Pertierra served as the Vice President of Institutional Equity Sales and Trading at BGC Partners, LP, from 2002–2006. Mr. Pertierra received a BA in Economics from the College of Holy Cross.

Mr. Pertierra brings to our board strong strategic and financial acumen, and knowledge of the Company’s governance practices, strategy and industry through board and committee service.

Mr. J. Randall Waterfield has served as a director since June 2011. Mr. Waterfield is a board member of Red Oak Partners, LLC. Since 2000, Mr. Waterfield has been the Chairman of Waterfield Technologies, Inc., a software development firm focused on hosted and on-premise custom applications for the financial services, telecommunications and energy sectors.  Since 1999, Mr. Waterfield has also served as the Chairman of Waterfield Group, a diversified financial services holding company. Mr. Waterfield is a Chartered Financial Analyst, the Chairman Elect of the Board of Directors and Chair of the Information Technology Committee of Young Presidents’ Organization International, a member of Mensa, and a graduate of Harvard University in 1996. Mr. Waterfield currently also serves on the Board of Directors of Waterfield Enterprises, LLC. Previously, Mr. Waterfield was at Goldman Sachs & Co., where he worked as an institutional asset manager from May 1996 through March 1999, responsible for the small capitalization growth portfolios whose assets totaled $1.0 billion. Additionally, through his efforts at the Waterfield Foundation, Mr. Waterfield supports a variety of charitable organizations with a focus on the environment and Midwestern-based causes.

Mr. Waterfield brings to our board extensive business leadership experience as chairman of a diversified financial services holding company and chairman of a software development firm; strong strategic and financial expertise; and knowledge of the Company’s compensation arrangements, strategy and industry through board and committee service.

During the past ten years, none of our nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). No family relationships exist between any of the Company’s nominees or executive officers.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Director Independence - Our board of directors consists of a majority of independent directors as such term is defined under the rules of the NASDAQ Stock Market. The board of directors has determined that Messrs. Sandberg, Pertierra, Waterfield and Behrent are independent. The board of directors has also determined that all of the members of the board’s committees are independent as defined under the rules of the NASDAQ Stock Market, including in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934.

Board Meetings and Attendance - The board of directors met eight times during the calendar year ended December 31, 2016. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the board of directors and (ii) the total number of meetings held by all committees of the board of directors on which such director served. The Board of Directors requires that directors make a reasonable effort to attend the Company’s annual stockholder meeting. All five of the board members attended the last annual meeting of stockholders held on June 6, 2016.

Committees - The board of directors uses working committees with functional responsibility in the more complex recurring areas where disinterested oversight is required. Working committees of the board of directors include the Compensation Committee, the Governance and Nominating Committee and the Audit Committee.   Each Committee operates under a charter that has been approved by the board of directors and current copies of these charters are posted on our website, http://www.asuresoftware.com/about-us/corporate-governance/.

Compensation Committee - The Compensation Committee is responsible for approving the compensation arrangements of senior management and recommending approval by the board of directors of amendments to our benefit plans. The Compensation Committee currently is composed of the Company’s four independent directors. Mr. Waterfield currently serves as the Compensation Committee’s Chairperson. Under its charter, the Compensation Committee may delegate any or all of its responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee held two meetings during the calendar year ended December 31, 2016.  The Compensation Committee may engage an independent consultant to assist in compensation matters, but has not done so.

Governance and Nominating Committee - The Governance and Nominating Committee is currently composed of the Company’s four independent directors.  Mr. Pertierra currently serves as the Governance and Nominating Committee’s Chairperson. Under its charter, the Governance and Nominating Committee monitors significant developments in the law and practice of corporate governance and of the duties and responsibilities of directors of public companies. The Governance and Nominating Committee also is responsible for identifying and recommending the nominees for election to the board. The Governance and Nominating Committee held one meeting during the calendar year ended December 31, 2016.

Audit Committee - The Audit Committee is composed of the Company’s four independent directors and operates under a charter adopted by the board of directors in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”), Section 3(a)(58)(A) of the Exchange Act and the NASDAQ Stock Market. The Board of Directors believes that all of these directors are independent as defined under the rules of the NASDAQ Stock Market. Mr. Behrent currently serves as the Audit Committee’s Chairperson. The board of directors has determined that Mr. Behrent has the qualifications and experience necessary to serve as an “audit committee financial expert,” as defined by the SEC. The Audit Committee met five times during the calendar year ended December 31, 2016.  The Audit Committee is the communication link between the Board of Directors and our independent registered public accounting firm. In addition to approving the appointment of the independent registered public accounting firm, the Audit Committee reviews the scope of the audit, the accounting policies and reporting practices, internal auditing and internal control, compliance with our policies regarding business conduct and other matters as deemed appropriate.

Report of the Audit Committee - The following is the “Report of the Audit Committee” with respect to our audited financial statements for calendar year 2016 which include our consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income (loss), changes in stockholders’ equity and cash flows and the notes thereto for the calendar years ended December 31, 2016 and 2015. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

1.	The Audit Committee has reviewed and discussed the above-referenced audited financial statements with management.

2.
The Audit Committee has discussed with Marcum LLP, our independent registered public accounting firm for calendar year 2016, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of our above-referenced financial statements.

3.
The Audit Committee has received the letter from Marcum LLP required by Independent Standards Board Standard No. 1 that relates to the accountants’ independence from our Company and its related entities, and has discussed with Marcum LLP its independence from the Company.

4.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our above-referenced audited financial statements be included in our annual report on Form 10-K for calendar year 2016.

This report is submitted by the Audit Committee,

Matthew K. Behrent, Chair
Adrian Pertierra
David Sandberg
J. Randall Waterfield

Board Leadership Structure and Role in Risk Oversight - Our board is led by our non-executive Chairman, Mr. Sandberg. We believe this leadership structure enhances the oversight responsibility of the board and strengthens the board’s independence from management. In addition, this structure allows Mr. Goepel to focus his efforts on managing our business.

Our board of directors as a whole has responsibility for overseeing our risk management. The board of directors exercises this oversight responsibility directly and through its committees. The oversight responsibility of the board of directors and its committees is informed by reports from our management team that are designed to provide visibility to the board of directors about the identification and assessment of key risks and our risk mitigation strategies. The full board of directors has primary responsibility for evaluating strategic and operational risk management, cybersecurity risks and succession planning. Our audit committee has the responsibility for overseeing our major financial and accounting risk exposures and the steps our management has taken to monitor and control these exposures, including policies and procedures for assessing and managing risk. Our audit committee also reviews programs for promoting and monitoring compliance with legal and regulatory requirements. Our compensation committee evaluates risks arising from our compensation policies and practices. The audit committee and the compensation committee provide reports to the full board of directors regarding these and other matters.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table sets forth information concerning the compensation earned by the non-employee directors for the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
	(a)	(b)
David Sandberg	28,850	-0-	28,850
Matthew Behrent	26,350	-0-	26,350
Adrian Pertierra	22,850	-0-	22,850
J. Randall Waterfield	23,950	-0-	23,950

(a)	Includes base compensation, committee chair compensation and in-person and telephonic board and committee meeting compensation.
(b)	No option awards were granted in 2016.

The following table shows the aggregate number of option awards outstanding for each of our non-employee directors as of December 31, 2016.

David Sandberg	5,000
Matthew Behrent	5,000
Adrian Pertierra	5,000
J. Randall Waterfield	5,000

Non-Equity Compensation for Current Non-Employee Directors

Since April 2012, non-employee directors have received cash compensation as follows:

Base Compensation	$15,000 per annum
Chairman of the Board	$7,500 per annum
Audit Committee Chair	$5,000 per annum
Compensation Committee Chair	$3,000 per annum
Nominating and Governance Committee Chair	$1,500 per annum
In-Person Attendance	$700 per meeting
Telephonic Attendance	$200 per meeting

David Sandberg, Matthew Behrent, Adrian Pertierra and, J. Randall Waterfield, the four non-employee members of our board, participate in this compensation structure. Mr. Goepel, as a director who is also our employee, does not receive any separate cash or equity compensation for his service on the board.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

A stockholder who wishes to communicate with the board of directors may do so by directing a written request addressed to the Chairman of the Board at the address appearing on the first page of this proxy statement.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees, including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. These individuals are required to abide by the Code of Business Conduct and Ethics to insure that its business is conducted in a consistently legal and ethical manner. The Company’s Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of its business. Any waivers of the Code of Business Conduct and Ethics for directors or executive officers must be approved by the board of directors. The full text of the Company’s Code of Business Conduct and Ethics is published on its website at http://www.asuresoftware.com/about-us/corporate-governance/. The Company intends to disclose future amendments to, or waivers from, provisions of its Code of Business Conduct and Ethics on its website within four business days following the date of such amendment or waiver.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
(ITEM 2)

CHANGE OF INDEPENDENT PUBLIC ACCOUNTANTS

As reported on our Form 8-K, dated April 21, 2016, the Audit Committee approved the dismissal of Ernst & Young LLP as the Company’s registered independent accountant, effective April 15, 2016.

The reports of Ernst & Young LLP on our consolidated financial statements for the calendar years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During our calendar years ended December 31, 2014 and 2015 and through April 15, 2016, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K and the related instructions) between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years, and (ii) there were no ‘‘reportable events’’ (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On April 15, 2016, the Audit Committee appointed Marcum LLP, independent registered public accountants, to audit the Company’s consolidated financial statements for the calendar year ending December 31, 2016. During the Company’s calendar years ending December 31, 2015, and 2014, and through April 15, 2016, neither the Company, nor anyone on its behalf, consulted Marcum LLP regarding either (i) application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, in any case where a written report or oral advice was provided to the Company by Marcum LLP that Marcum LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a ‘‘reportable event’’ (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We are advised that no member of Marcum LLP has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries or, during the past three years, has had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

The Audit Committee has appointed Marcum LLP as our independent registered public accounting firm to audit our consolidated financial statements for the calendar year ending December 31, 2017 and to perform other appropriate services. Stockholder ratification is not required for the selection of Marcum LLP, since the Audit Committee has the responsibility for the selection of the Company’s independent registered public accounting firm. Nonetheless, the selection is being submitted for ratification at the Annual Meeting solely with a view toward soliciting the stockholders’ opinion thereon, which opinion will be taken into consideration in future deliberations. Even if the selection of Marcum LLP is ratified by the stockholders, the Audit Committee has the discretion to select a different independent registered public accounting firm at any time if it determines that a change would be in the best interests of the Company and its stockholders.

A representative of Marcum LLP will be attending the Annual Meeting and will be available for questions.

The Board of Directors unanimously recommends voting “FOR” ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

AUDIT COMMITTEE POLICY ON PRE-APPROVAL OF FEES

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of the independent registered public accountants for the next year’s audit, management submits an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval. The first category (Audit Services) includes audit work performed in the preparation of financial statements, as well as work that generally only our independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards. The second category (Audit-Related Services) includes assurance and related services that are traditionally performed by our independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements. The third category (Tax Services) includes all services performed by our independent registered public accountants’ tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice. The fourth category (All Other Fees) includes items associated with services not captured in the other categories. We generally do not request services other than audit, audit-related and tax services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accountants and management to report actual fees versus the budget at least annually by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accountants for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging such firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated, reports for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Services - The Company incurred aggregate fees in the amount of $177,000 for professional audit services rendered by Marcum LLP for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s 10-Qs, for the calendar year ended December 31, 2016 and incurred $87,000 and $330,000 for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s 10-Qs, for the calendar years ended December 31, 2016 and 2015, respectively.

Audit-Related Services - The Company incurred $251,975 for assurance and related services rendered by Marcum LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Services” above for the calendar year ended December 31, 2016  and $0 rendered by Ernst & Young LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under “Audit Services” above for the calendar year ended December 31, 2015.

Tax Services - The Company incurred no fees for professional services rendered by Marcum LLP and Ernst & Young LLP for tax compliance, tax advice, and tax planning for the calendar years ended December 31, 2016 and December 31, 2015, respectively.

All Other Fees – All fees paid to Marcum LLP and Ernst & Young LLP by the Company are reported under the fee categories listed above. There were no other products or services provided by Ernst & Young LLP for calendar years ended December 31, 2016 and 2015, respectively.

The Audit Committee has determined that the provision of services covered by the four preceding paragraphs is compatible with maintaining our independent registered public accounting firm’s independence from the Company.

APPROVAL OF THE ASURE SOFTWARE, INC. EMPLOYEE STOCK PURCHASE PLAN
(ITEM 3)
 OVERVIEW
On December 1, 2016, our board of directors approved, subject to stockholder approval, the Employee Stock Purchase Plan (“Purchase Plan”) to allow eligible employees to purchase our common stock through payroll deductions at a discount from market price. The board believes that the Purchase Plan will enable the Company to provide eligible employees with a convenient means of acquiring an equity interest in the Company and provide an incentive for continued employment with the Company. The Purchase Plan will also align the interests of employees with those of stockholders through increased stock ownership.
The Purchase Plan is intended to operate in compliance with Section 423 of the Code. In addition, the Company may grant rights to purchase our common stock under the Purchase Plan that are not intended to meet the requirements of Section 423 of the Code, pursuant to rules, procedures or sub-plans adopted by the Company and designed to achieve tax, securities law or other objectives in one or more foreign jurisdictions.

DESCRIPTION OF THE PRINCIPAL FEATURES OF THE PURCHASE PLAN

Set forth below is a general description of the terms of the Purchase Plan, which is qualified in its entirety by reference to the Purchase Plan, which is set forth in Appendix A to this proxy statement. Unless otherwise indicated, the following describes the provisions of the Purchase Plan that are intended to meet the requirements of Section 423 of the Code.

Shares Available; Administration - A total of 225,000 shares of common stock are reserved for issuance under the Purchase Plan. We have registered the shares reserved for issuance under the Purchase Plan on a Form S-8 registration statement. The board or its designated committee has the authority to interpret the terms of the Purchase Plan.

Eligibility – Generally, our employees are eligible to participate in the Purchase Plan if they are treated in our records as actively employed by us or any of our participating subsidiaries and work at least twenty (20) hours per week. However, an employee may not participate in the Purchase Plan if such employee, immediately after the grant, would own (directly or through attribution) five percent (5%) or more of the total combined voting power or value of all classes of our capital stock.  As of April 20, 2017, the Company had approximately 238 employees who could have been eligible to participate in the Purchase Plan had the Purchase Plan been in effect.

Purchase of Shares - An eligible employee who elects to enroll in the Purchase Plan is granted at the start of each offering period the right to purchase shares of our common stock with payroll deductions of up to ten percent (10%) of his or her eligible compensation.  The employee’s payroll deductions are accumulated and, at the end of each offering period, applied to purchase shares of our common stock.  The per share purchase price will be at the lesser of (i) eighty-five percent (85%) of the fair market value of our common stock on the offering date or (ii) eighty-five percent (85%) of the fair market value of our common stock on the applicable purchase date.  The initial offering period commenced on January 1, 2017 and will end on the first trading day on or after November 16, 2017 (approximately 10.5 months). After the initial offering period, the Purchase Plan will have consecutive offering periods of approximately six (6) months in length.  The purchases are made at the end of the offering period. An employee may purchase up to a maximum of 5,000 shares of common stock during each offering period or a maximum of $25,000 worth of common stock during any calendar year, whichever is less.  As of April 20, 2017 the market value of a share of our common stock was $10.66.

Withdrawal and Termination –An employee may withdraw all the payroll deductions then credited to his or her account at any time prior to the last day of the offering period by giving notice of withdrawal.  Upon receipt of the notice of withdrawal, all payroll deductions credited to the employee’s account will be paid him or her. Upon the employee’s termination of employment for any reason, the employee will automatically be withdrawn from the Purchase Plan and the payroll deductions credited to his or her account during the offering period will be returned to the employee or, in the case of the employee’s death, to the employee’s designated beneficiary.

Certain Transactions – In the event of certain changes in capitalization or other events affecting our common stock, the administrator will make equitable adjustments to the number of shares of common price and price per share under the Purchase Plan. In the event of a merger or change in control, the Purchase Plan and employee participation in it will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If the successor corporation refuses to assume or substitute for employee participation, the offering period then in progress will be shortened and a new purchase date will be set.

Plan Amendment - The administrator of the Purchase Plan may amend or terminate the Purchase Plan at any time. No amendment may adversely affect the rights of any participant without the consent of the participant.

FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary under current law of the material U.S. federal income tax consequences to an employee who participates in the Purchase Plan. This summary deals with the general U.S. federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. This summary also assumes that the Purchase Plan complies with Section 423 of the Code and is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below. The summary does not discuss all aspects of federal income taxation that may be relevant in light of a participant’s personal circumstances. This summarized tax information is not tax advice and a participant should rely on the advice of his or her legal and tax advisors.

The Purchase Plan is intended to qualify under the provisions of Section 423 of the Code. Under the applicable provisions of the Code, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Purchase Plan. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them.

If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them.

We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.

NEW PLAN BENEFITS

Because the number of shares that may be purchased under the Purchase Plan will depend on each employee’s voluntary election to participate and on the fair market value of our common stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance. No shares of common stock have been issued under the Purchase Plan.

The Board of Directors unanimously recommends voting “FOR” approval of the Employee Stock Purchase Plan.

APPROVAL OF AN AMENDMENT TO THE ASURE SOFTWARE, INC.  2009 EQUITY PLAN
(ITEM 4)
Subject to stockholder approval, the board approved an amendment (the “Amendment”) to the Asure Software, Inc. 2009 Equity Plan (“2009 Plan”) to increase the number of shares of common stock authorized for issuance under the 2009 Plan from 1,400,000 to 1,700,000 shares.  If approved, the Amendment, a copy of which is attached as Appendix B to this proxy statement, will become effective on the date of such approval.
 As of April 21, 2017, no shares of common stock are available for future issuance under the 2009 Plan. The board believes that increasing the number of authorized shares of common stock under the 2009 Plan is necessary to insure that a sufficient reserve of shares remains available for issuance to allow us to continue to use equity incentives to attract and retain the services of individuals essential to our long-term growth and financial success.  We rely on equity incentives primarily in the form of stock options to attract and retain employees and believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other employees.   In determining the appropriate number of shares to reserve under the 2009 Plan, our board of directors considered the number of shares currently issued and outstanding and the future needs of the company in trying to attract and retain the services of key individuals to our strategic plan.
 If the Amendment to the 2009 Plan is approved, an additional 300,000 shares of common stock will be available for future issuances under the 2009 Plan. The board has approved the grant of nonstatutory options to purchase up to 80,000 shares of common stock under the 2009 Plan to our CEO and two other officers, as described under “New Plan Benefits” below. Because the 2009 Plan has no shares currently available for issuance upon exercise of these options, the option grants are contingent on stockholder approval of the Amendment to the 2009 Plan. If the Amendment is not approved, the option grants to the CEO and two other officers will be cancelled.
DESCRIPTION OF THE PRINCIPAL FEATURES OF THE 2009 EQUITY PLAN
The following is a summary of the principal features of the 2009 Plan as proposed to be amended. The summary is qualified in its entirety by reference to the 2009 Plan, which is set forth in Appendix C to this proxy statement.
Eligibility - The 2009 Plan provides for the grant of: (i) incentive stock options, (ii) nonstatutory stock options and (iii) stock purchase rights to employees and consultants. As of April 20, 2017, there were approximately 243 employees and consultants, including our directors, who would be eligible to participate in the 2009 Plan.
Shares Subject to the 2009 Plan - A total of 1,700,000 shares of our common stock will be available for issuance under the 2009 Plan as proposed to be amended by the Amendment.
Stock Options - Incentive stock options granted under the 2009 Equity Plan are those intended to qualify as “incentive stock options” as defined under Section 422 of the Code. Incentive stock options may be granted only to employees of the Company or a subsidiary of the Company. The 2009 Plan provides that incentive stock treatment will not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the stock option exceeds $100,000 (based upon the fair market value of common stock on the grant date).

Nonstatutory stock options granted under the Plan are option grants that do not qualify as incentive stock options under Section 422 of the Code. Nonstatutory stock options and stock purchase rights may be granted to employees and consultants.
The exercise price of stock options may not be less than 100% of the fair market value on the grant date of the shares of common stock subject to the award. With respect to any incentive stock options, the exercise price of the options may not be less than 110% of fair market value for any employee, who at the time of the grant is a Ten Percent Holder (as defined in the 2009 Plan).
Stock options may be exercised by written notice of such exercise to the Company in accordance with the terms of the option by the person entitled to exercise the option along with full payment for the underlying common stock. Subject to the relevant stock option agreement and any applicable law, payment may be made by (i) cash; (ii) check; (iii) promissory note; (iv) cancellation of indebtedness; (v) other shares of common stock having a fair market value equal to the exercise price if owned by the participant for more than six months; (vi) cashless brokered exercise program; or (vii) any combination of the foregoing.
The term over which participants may exercise stock options may not exceed ten years from the date of the grant (five years in the case of incentive stock options granted to employers who were Ten Percent Holders at the time of grant).
Stock Purchase Rights - The Company may offer participants stock purchase rights at a price determined by the Company, subject to applicable law. The purchase price may not be less than 85% of the fair market value on the grant date (if the employee is a Ten Percent Holder, the price must not be less than 100% of the fair market value on the grant date). Generally, the Company will retain the right to repurchase the shares upon the voluntary or involuntary termination of the purchaser’s employment with the Company.
Taxes; Withholding - As a condition for the issuance of shares pursuant to awards, the 2009 Plan requires satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the award or issuance of common shares.
Non-Transferability of Awards - Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or by the laws of descent and distribution; provided, however, the Company may, in its discretion, grant nonstatutory stock options that may be transferred by instrument to an inter vivos or testamentary trust in which the options will pass to beneficiaries upon death or by gift or pursuant to certain domestic relations orders.
Adjustments Upon Changes in Capitalization, Merger, or Certain Other Transactions - The number of shares of common stock covered by outstanding awards, the maximum aggregate number of shares that may be sold, and the number of shares of common stock authorized but not issued (or returned upon cancellation or expiration of an award), and the price per share covered by each outstanding award shall be proportionately adjusted for any increase or decrease in the number of shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the common stock, or any other increase or decrease in the number of issued shares other than for consideration received or conversion of convertible securities.
If the Company dissolves or liquidates, each award will terminate immediately prior to the consummation of such action unless otherwise determined by the Administrator.
In the event of Corporate Transaction (as defined in the 2009 Plan), each outstanding award shall be assumed or an equivalent award shall be substituted by the successor corporation, or its parent or subsidiary, unless otherwise agreed, in which case the award shall terminate on the consummation of the transaction. In the event of a Change in Control (as defined in the 2009 Plan), each award shall accelerate on the terms of the related award agreement.
Plan Termination and Amendment – Unless sooner terminated by the board, the 2009 Plan will continue in effect for a term of (10) years. The board may at any time amend the 2009 Plan; provided, however, that no amendment that would materially and adversely affect the rights of the award recipient will be made without his or her consent. To the extent required by applicable law or rule, the Company will obtain stockholder approval of any amendment to the 2009 Plan. The proposed Amendment requires stockholder approval.

FEDERAL INCOME TAX CONSEQUENCES
The following is a general summary under current law of the material U.S. federal income tax consequences to participants in connection with awards under the 2009 Plan. This summary deals with the general U.S. federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. This summary assumes that all awards will be exempt from the application of Section 409A of the Code. This summarized tax information is not tax advice and a participant should rely on the advice of his or her legal and tax advisors.
There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2009 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.
There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, then the amount equal to the excess of the amount realized upon sale or disposition of the option shares over the exercise price will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount.
NEW PLAN BENEFITS
The following table sets forth the officers and benefits to be received by them if the Amendment to the 2009 Plan is approved by stockholders. Future awards under the 2009 Plan will be granted at the discretion of the board. As a result, except as provided in the table, the number of future awards under the 2009 Plan to be received by particular employees or consultants is presently not determinable.
Name and Position	Number of Shares Subject to Option (1)

Patrick Goepel, President and CEO	50,000

Joe Karbowski, Chief Operating Officer and Chief Technical Officer	15,000

Brad Wolfe, Chief Financial Officer	15,000

Executive Group	80,000

Non-Executive Director Group	0

Non-Executive Officer Employee Group	0
(1) The exercise price is $9.86, the closing price of our common stock on the grant date. The options will vest 25% on each of the first, second, third and fourth anniversaries of the date of grant and will have a term of five years.
The Board of Directors unanimously recommends voting “FOR” approval of the Amendment of the 2009 Equity Plan.

EXECUTIVE COMPENSATION

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table sets forth information as of April 21, 2017 concerning the executive officers of the Company (other than Mr. Goepel, whose biographical information appears in the table under the Election of Directors section above).

Name	Age	Present Office(s) Held In Our Company
Patrick Goepel	55	President and Chief Executive Officer
Eyal Goldstein	41	Chief Revenue Officer
Joe Karbowski	50	Chief Operating Officer/Chief Technical Officer
Brad Wolfe	57	Chief Financial Officer

There are no family relationships among any of the Company’s executive officers and directors.

Eyal Goldstein joined the company as Chief Revenue Officer in December 2016. Eyal brings more than 17 years of relevant industry experience with a focus on scaling revenue. At Asure Software, he is responsible for global sales and marketing along with business development.  Prior to Asure, Goldstein served as Chief Revenue Officer of Insight Venture Partner’s FilmTrack, a global rights management platform. Eyal previously served as Executive Vice President of DAZ Systems. Prior to DAZ Systems, he was Regional Vice President at Oracle Corporation. He also served as Vice President at Ceridian Corporation.

Joe Karbowski was promoted to Chief Operating Officer and Chief Technical Officer in September 2016. He joined the Company in 2012 when we acquired PeopleCube, where he also served as Chief Technical Officer, evolving it from a startup he co-founded in 1999 to be a leader in the Agile Workplace market. With more than 25 years of experience in building commercial software companies, he is a featured speaker and has published numerous articles on software development techniques and methodologies. Joe earned a Bachelor of Science degree in Computer Science from Michigan Technological University, Houghton.

Brad Wolfe joined the Company as Chief Financial Officer in October 2014. Prior to joining the Company, Mr. Wolfe spent most of the last 14 years with DCI Group and their related entities and investments, a private equity and investment organization, where he served in consulting, office and executive finance and operational roles for the firm’s subsidiary and portfolio companies to promote their growth and profitability. Before that, he was Chief Financial Officer and Executive Vice President at AON Corporation, a Fortune 200 company.  His background also includes mergers and acquisitions in both public accounting and law firm settings, and his experience spans international markets and a wide range of industries, including technology, software and real estate. Wolfe holds an MBA degree from Northwestern University’s Kellogg School of Business in Finance and Information systems, a J.D. degree from the Kent Law School executive program, and a B.B.A. degree in accounting and information systems from Southern Methodist University.

SUMMARY COMPENSATION TABLE

The following table shows the compensation awarded or paid to, or earned by, our Chief Executive Officer and our two most highly compensated executive officers serving in such capacity at December 31, 2016. We refer to these employees collectively as our “named executive officers.” We’ve also included one former named executive officer who terminated employment with the Company in 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
		(a)	(b)	(c)	(d)	(e)
Patrick Goepel	2016	310,417	23,453	77,877	-0-	9,075	420,822
Chief Executive Officer	2015	287,500	41,277	77,100	-0-	7,950	413,827

Joe Karbowski (f)	2016	208,333	22,000	31,151	-0-	6,910	268,394
Chief Operating Officer/Chief Technical Officer

Steven Rodriguez	2016	171,818	18,000	62,302	-0-	-0-	252,120
Former Chief Operating Officer (g)	2015	225,000	22,750	25,700	-0-	68,508	341,958

Brad Wolfe	2016	205,209	22,000	15,573	-0-	1,003	243,785
Chief Financial Officer	2015	191,667	7,375	25,700	-0-	1,000	225,742

(a)	Dollar value of base salary (cash and non-cash) earned by the named executive officer during the calendar year covered.

(b)	Dollar value of bonus (cash and non-cash) earned by the named executive officer during the calendar year covered.

(c)
The amounts reported in this column represent the aggregate value of the stock options granted based on their grant date fair value, as determined in accordance with the share-based payment accounting guidance under ASC 718, excluding the impact of estimated forfeitures related to service-based vesting, and do not reflect actual cash earned. Refer to Note 8, “Stockholders’ Equity,” in the Notes to the Consolidated Financial Statements on Form 10-K filed March 20, 2017 for the relevant assumptions used to determine the valuation of our stock option awards.

(d)	Dollar value of commissions earned by the named executive officer during the calendar year covered.

(e)
Includes the dollar value of any matching contributions made by the Company to the 401(k) account of the named executive officer during the calendar year, as well as relocation costs for Mr. Rodriguez in 2015 of $68,508.

(f)	Mr. Karbowski was named Chief Operating Officer and Chief Technical Officer on September 2, 2016.
(g)	Mr. Rodriguez, our former Chief Operating Officer, resigned effective September 2, 2016, and his option awards terminated in accordance with the terms of the 2009 Equity Plan.

OUTSTANDING EQUITY AWARDS AT YEAR END TABLE

The following table sets forth information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each of the named executive officers listed in the Summary Compensation Table, outstanding as of the end of the Company’s last completed calendar year:
	Outstanding Equity Awards at Fiscal Year End
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Pat Goepel	17,500	12,500	-0-	5.76	3/31/2020
	-0-	50,000	-0-	5.31	4/12/2021

Joe Karbowski	10,000	-0-	-0-	6.42	7/27/2017
	25,000	25,000	-0-	6.04	7/3/2019
	-0-	20,000	-0-	5.31	4/12/2021

Brad Wolfe	30,000	30,000	-0-	5.23	11/19/2019
	5,836	4,164	-0-	5.76	3/31/2020
	-0-	10,000	-0-	5.31	4/12/2021
In general, the Company’s option awards typically vest over a 3 or 4 year period, with 33% or 25% vesting at one year from the grant date and an additional 8.33% or 6.25% vesting every three months thereafter, respectively. Options generally expire 5 to 10 years from relevant grant date. When employees, including officers, are terminated, any vested options expire 90 days from the date of termination.
Mr. Goepel’s 12,500 unexercisable options vest over a 3 year period following issuance such that 33% of the shares vested on 3/31/2016 and an additional 8.33% vest each three (3) months thereafter. Mr. Goepel’s 50,000 unexercisable options vest over a 3 year period following issuance such that 33% of the shares vested on 4/12/2017 and an additional 8.33% vest each three (3) months thereafter.
Mr. Karbowski was granted 50,000 options which vest over a 4 year period following issuance such that 25% vests on each anniversary date following issuance. 25,000 unexercisable options will vest 25% annually on the anniversary date. Mr. Karbowski’s 20,000 unexercisable options vest over a 3 year period following issuance such that 33% of the shares vest on 4/12/2017 and an additional 8.33% vest each three (3) months thereafter.
Mr. Wolfe was granted 60,000 options which vest over a 4 year period following issuance such that 25% of the shares, or 15,000, vested on 11/19/2015 and an additional 8.33% each three (3) months thereafter. Mr. Wolfe’s 4,164 unexercisable options vest over a 3 year period following issuance such that 33% of the shares vest on 3/31/2016 and an additional 8.33% vest each three (3) months thereafter. Mr. Wolfe’s 10,000 unexercisable options vest over a 3 year period following issuance such that 33% of the shares vest on 4/12/2017 and an additional 8.33% vest each three (3) months thereafter.
No stock awards have been issued by the Company.

POTENTIAL PAYMENTS DUE TO CHANGE-IN-CONTROL

In the event of a “change of control” (as defined in the applicable employment agreement), each of the named executive officers’ unvested options, as of the change of control date, will be modified as follows: if the consideration per share in connection with the “Change of Control” (as defined in the Plan) is: (i) at least $4.00 per share, then an additional 25% of the remaining unvested Total Number of Shares shall immediately vest and become exercisable; (ii) at least $5.00 per share, then an additional 50% of the remaining unvested Total Number of Shares shall immediately vest and become exercisable; (iii) at least $6.00 per share, then an additional 75% of the remaining unvested Total Number of Shares shall immediately vest and become exercisable; and (iv) at least $7.00 per share, then all of the remaining unvested total Number of Shares shall immediately vest and become exercisable.

Additionally, for Patrick Goepel, the number of shares that would vest normally according to the vesting schedule in the 12 month period following the Change of Control will immediately vest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

 The following table shows the amount of our common stock beneficially owned as of April 21, 2017 by each person who is known by us to beneficially own more than five percent of our common stock, each of our directors, director nominees and named executive officers, and all directors and executive officers as a group.

	Shares Beneficially Owned(1)(2)
Name of Beneficial Owner	Number		Percent
Red Oak Partners, LLC	942,970	(3)	10.8%
David Sandberg	966,720	(4)	11.0%
Patrick Goepel	696,764	(5)	7.9%
Adrian Pertierra	22,782	(6)	*
J. Randall Waterfield	149,471	(7)	1.7%
Matthew Behrent	24,524	(8)	*
Joe Karbowski	51,667	(9)	*
Brad Wolfe	76,409	(10)	*
All directors and executive officers as a group (7 persons)(4)(5)(6)(7)(8)(9)(10)	1,988,336		22.7%
_____________________
* Indicates ownership of less than 1% of the total outstanding shares

(1)
Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Amounts shown include shares of our common stock issuable upon exercise of outstanding options within 60 days after April 21, 2017.

(2)
Except for the percentages of certain parties that are based on presently exercisable options which are indicated in the footnotes to the table, the percentages indicated are based on 8,630,023 shares of our common stock issued and outstanding on April 21, 2017. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.

(3)
Pursuant to Schedule 13D (Amendment No. 13) filed by Red Oak Partners, LLC with the SEC on December 6, 2016. Includes 333,890 shares held by The Red Oak Fund, LP, 146,777 shares held by The Red Oak Long Fund, LP, 272,303 shares held by Pinnacle Opportunities Fund, LP, and 190,000 shares held by The Red Oak Institutional Founders Long Fund, LP. The funds are each controlled by Red Oak Partners, LLC. The business address is 1969 SW 17th St., Boca Raton, FL 33486.

(4)
Pursuant to Schedule 13D (Amendment No. 13) filed by Red Oak Partners, LLC with the SEC on December 6, 2016, Mr. Sandberg, as the managing member, founder, and portfolio manager of Red Oak, LLC may be deemed to beneficially own 942,970 shares beneficially owned by Red Oak Partners, LLC. Mr. Sandberg directly owns 20,415 shares and 3,335 shares issuable upon exercise of options exercisable within 60 days of April 21, 2017.

(5)	Consists of 660,097 shares held directly by Mr. Goepel and 36,667 shares issuable upon exercise of options exercisable within 60 days of April 21, 2017.

(6)	Consists of 19,447 shares held directly by Mr. Pertierra and 3,335 shares issuable upon exercise of options exercisable within 60 days of April 21, 2017.

(7)	Consists of 146,136 shares held directly by Mr. Waterfield and 3,335 shares issuable upon exercise of options exercisable within 60 days of April 21, 2017.

(8)	Consists of 21,189 shares held directly by Mr. Behrent and 3,335 shares issuable upon exercise of options exercisable within 60 days of April 21, 2017.

(9)	Consists of 10,000 shares held directly by Mr. Karbowski and 41,667 shares issuable upon exercise of options exercisable within 60 days of April 21, 2017.

(10)	Consists of 28,905 shares held directly by Mr. Wolfe and 47,504 shares issuable upon exercise of options exercisable within 60 days of April 21, 2017.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2016 with respect to the shares of the Company’s common stock that may be issued under the Company’s existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Stockholders (1)	614,099	$6.47	200,313
Equity Compensation Plans Not Approved by Stockholders	-	N/A	-
Total	614,099	$6.47	200,313

(1)	Consists of the 2009 Equity Plan.

APPROVAL OF TRANSACTIONS WITH RELATED PARTIES

The board of directors reviews all transactions involving the Company in which any of our directors, director nominees, significant stockholders and executive officers and their immediate family members are participants to determine whether such person has a direct or indirect material interest in the transaction.  All directors, director nominees and executive officers must notify us of any proposed transaction involving us in which such person has a direct or indirect material interest.  Such proposed transaction is then reviewed by either the Audit Committee or a special committee of independent directors, which determines whether or not to approve the transaction.  After such review, the reviewing body approves the transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of the Company and its stockholders. Review and approval of such transactions fall under Section D (2) of the Company’s Audit Committee Charter.

OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors, and persons who beneficially own more than 10% of the Company’s common stock (“10% Stockholders”) to file reports of ownership and changes in ownership with the SEC and NASDAQ. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely upon information provided to the Company by individual officers, directors and 10% Stockholders, Asure believes that all of these filing requirements were satisfied by the Company’s officers, directors, and 10% Stockholders in calendar 2016.

STOCKHOLDER PROPOSALS

A stockholder seeking to include a proposal in our proxy statement and form of proxy card for the 2018 Annual Meeting must submit such proposal to us by January 4, 2018.  Shareholder proposals for inclusion in our proxy statement must comply with SEC Rule 14a-8 and should be addressed to Brad Wolfe, Corporate Secretary, Asure Software, Inc., 110 Wild Basin Road, Suite 100, Austin, Texas 78746. If the date of the 2017 Annual Meeting is changed by more than 30 days from the date of the 2017 Annual Meeting, then the deadline for inclusion of proposals in our proxy statement is a reasonable time before we begin to print and mail our proxy materials.

A stockholder may also nominate a director or bring other business before the stockholders at the 2018 Annual Meeting but must comply with the advance notice procedures in our Bylaws.  In general, the Bylaws require written notice of any stockholder proposals for other business or director nominations to be delivered or mailed to and received by the Corporate Secretary at our principal executive offices between March 9, 2018 and April 7, 2018 and the written notice must contain the specific information required in our Bylaws. If the date of the 2018 Annual Meeting changes by more than 30 days from the anniversary date of the 2017 Annual Meeting, the written notice must be received by us no later than the close of business on the 10th day following the earlier of the date on which we first mail notice of the date of the 2018 Annual Meeting or otherwise make public disclosure of the date. Proposals for director nominees and other business submitted through this process will not be included in our proxy materials sent to stockholders prior to the meeting.

Under our Bylaws, the stockholder’s notice of a director nomination must set forth (a) as to each person whom the stockholder proposes to nominate for election as director, all information relating to the person that would be required to be disclosed in solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, including such person’s written consent to being named as a nominee and to serve as a director if elected; (b) as to the stockholder giving notice, the name and address of the person as they appear on our  books and the class and number of shares beneficially owned and owned of record by the person; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, the name and address of the person and the class and number of share beneficially owned by the person.

Under our Bylaws, the stockholder’s notice of a proposal for other business must set forth (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on our books, of the stockholder proposing the business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class and number of our shares of our common stock that are owned beneficially and of record by the stockholder and by the beneficial owner, if any, on whose behalf the proposal is being made; and (iv) any material interest of the stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business.

The above summary of our Bylaws is qualified in its entirety by reference to the full text of our Bylaws.

PROXY SOLICITATION AND COSTS

The enclosed proxy is being solicited by the board of directors of the Company.  We will bear the entire cost of solicitation of proxies on behalf of the Company, including preparation, assembly, printing and mailing of this proxy statement, the enclosed proxy card, and the enclosed annual report for calendar year 2016. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy soliciting material to our beneficial owners. Our officers, directors and other regular employees may, without additional compensation, solicit consents personally or by facsimile, telephone, e-mail or special letter.
HOUSEHOLDING

Some banks, brokers and other record holders have begun the practice of “householding” proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. We will promptly deliver an additional copy of either document to any Stockholder who writes or calls us at the following address or phone number: Investor Relations, Asure Software, Inc., 110 Wild Basin Road, Suite 100, Austin, Texas 78746, (512) 437-2678.  Stockholders may also use the above contact information for requests from (i) individual Stockholders in households currently receiving a single copies of annual reports and proxy statements who wish to receive separate copies in the future and (ii) two or more Stockholders in households receiving multiple copies of annual reports and proxy statements who wish to receive a single copy of annual reports and proxy statements in the future.

ANNUAL REPORT ON FORM 10-K

We will provide to any stockholder without charge a copy of our 2016 annual report on Form 10-K upon written request to our Secretary at Asure Software, Inc., 110 Wild Basin Road, Suite 100, Austin, TX 78746. Our annual report booklet and this proxy statement are also available online at http://www.asuresoftware.com/annual-meeting-proxy/.

OTHER BUSINESS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to in this proxy statement. If any other matter is properly brought before the annual meeting for action by stockholders, proxies will be voted in accordance with the recommendation of the board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By order of the Board of Directors

/s/ PATRICK GOEPEL

Patrick Goepel
Chief Executive Officer
Austin, Texas

APPENDIX A
ASURE SOFTWARE, INC.
 EMPLOYEE STOCK PURCHASE PLAN
 Adopted Effective January 1, 2017
1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries and Designated Affiliates with an opportunity to purchase Common Stock of the Company. This Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is the intention of the Company to have the 423 Component qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the 423 Component, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of options under the Non-423 Component which do not qualify under Section 423 of the Code pursuant to rules, procedures or subplans adopted by the Administrator designed to achieve tax, securities laws or other objectives for Eligible Employees and the Company. Except as otherwise indicated, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
2. Definitions.
(a) “Administrator” shall mean the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.
(b) “Affiliate” shall mean any corporation or other entity affiliated with the Company or in which the Company has an interest.
(c) “Board” shall mean the Board of Directors of the Company.
(d) “Change in Control” means the occurrence of any of the following events:
(i)  Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Transferee (as defined in the Company’s Amended and Restated Certificate of Incorporation) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities; or
(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or
(iii)   A change in the composition of the Board occurring within a one-year period, as a result of which less than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or
(iv)   The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.
(e) “Code” shall mean the Internal Revenue Code of 1986, as amended.
(f) “Committee” means a committee of the Board appointed by the Board in accordance with Section 14 hereof.
(g) “Common Stock” shall mean the Common Stock of the Company.

(h) “Company” shall mean Asure Software, Inc., a Delaware corporation.
(i) “Compensation” shall mean base compensation, including salary and regular wages, but excluding: (i) all overtime pay, commissions, bonuses, and other remuneration, (ii) profit sharing contributions, (iii) employee benefits, (iv) education or tuition reimbursements, (v) imputed income arising under any group insurance or benefit program, (vi) traveling expenses, (vii) business and moving expense reimbursements, (viii) income received in connection with stock compensation, (ix) employer contributions under any employee benefit plan, and (x) other similar items of compensation. The Administrator shall have the discretion to determine the application of this definition to participants outside the United States.
(j)  “Designated Subsidiary” shall mean any Subsidiary selected by the Administrator as eligible to participate in the 423 Component.
(k) “Director” shall mean a member of the Board.
(l) “Eligible Employee” shall mean (i) any individual who is treated as an active employee in the records of the Company or any Designated Subsidiary or (ii) any individual who is treated as an active employee in the records of any Designated Affiliate other than an individual who, as of the Offering Date, resides in a country that has been specifically excluded from participation in the Non-423 Component at the discretion of the Administrator.  For the 423 Component, Eligible Employees shall include only those employees whose customary employment with the Company or Designated Subsidiary is at least twenty (20) hours per week. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute, legal precedent or by contract, the employment relationship shall be deemed to have terminated on the day which is three (3) months and one (1) day after the beginning of such leave. The employment relationship shall be treated as continuing intact where an Eligible Employee transfers employment between a Designated Subsidiary and a Designated Affiliate, and vice-versa, provided, however, that a participant who is not employed by a Designated Subsidiary on the Offering Date and through a date that is no more than three (3) months prior to the Exercise Date will participate only in the Non-423 Component. The Administrator shall establish rules to govern other such transfers consistent with the applicable requirements of Section 423 of the Code.
(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(n) “Exercise Date” shall mean the first Trading Day on or after May 16 and November 16 of each Purchase Period.  The Exercise Dates for the first Offering Period will be the first Trading Day on or after November 16, 2017, and May 16, 2018.
(o) “Fair Market Value” shall mean, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:
(i)  If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;
(ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or
(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.
(p) “Offering Date” shall mean the first Trading Day of each Offering Period.
(q) “Offering Periods” shall mean the periods of approximately twelve (12) months during which an option granted pursuant to the Plan may be exercised, commencing on first Trading Day following each Exercise Date and terminating on the applicable Exercise Date, approximately twelve months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.  Notwithstanding the foregoing, the first Offering Period will begin on January 1, 2017, and will end on the May 16, 2018 Exercise Date.

(r) “Plan” shall mean this Employee Stock Purchase Plan including both the 423 and Non-423 Components.
(s) “Purchase Period” means, for the first Purchase Period of any Offering Period, the approximately six (6) month period commencing on the Offering Date and ending on the next Exercise Date, and for the second Purchase Period of any Offering Period, the approximately six (6) month period commencing on the first day following the first Exercise Date of the Offering Period and ending with the next and final Exercise Date of that Offering Period. Notwithstanding the foregoing, the first Purchase Period will begin on January 1, 2017, and will end on the November 16, 2017 Exercise Date.
(t) “Purchase Price” shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator in any manner or method it determines, pursuant to Section 20, and subject to (i) with respect to the 423 Component, compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule) or (ii) with respect to the Non-423 Component, pursuant to such manner or method as determined by the Administrator to comply with non-U.S. requirements.
(u) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(v) “Trading Day” shall mean a day on which the national stock exchange upon which the Company Common Stock is listed is open for trading.
3. Eligibility. Any Eligible Employee on a given Offering Date shall be eligible to participate in the Plan. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.
4. Offering Periods.  The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day following each Exercise Date, or on such other date as the Board shall determine. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.
5. Participation.  An Eligible Employee may become a participant in the Plan by completing a subscription agreement in a form determined by the Administrator and filing it with the Company’s designated Plan administrator prior to the applicable Offering Date.
6. Payroll Deductions or Contributions.
(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% of the Compensation which he or she receives on each pay day during the Offering Period, provided that the participant’s total contributions for each purchase may not exceed $6,000 ($12,000 for the purchase on November 16, 2017).  If a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the subsequent Purchase Period or Offering Period. Eligible Employees participating in the Non-423 Component may contribute funds to participate in the Plan through other means specified by the Administrator to comply with non-U.S. requirements, provided, however, that such contributions shall not exceed 10% of the Compensation received each pay day during the Offering Period, and the total contributions for each purchase may not exceed $6,000 ($12,000 for the purchase on November 16, 2017). A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.
(b) Payroll deductions or contributions, as applicable, for a participant shall commence on the first pay day following the Offering Date and shall end on the last pay day in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

(c) All payroll deductions or contributions made by a participant shall be credited to his or her account under the Plan in whole percentages only. A participant may not make any additional payments into such account.
(d) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or decrease the rate of his or her payroll deductions or contributions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate or contribution. The Administrator may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.
(e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c) hereof, a participant’s payroll deductions or contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions or contributions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.
(f) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s or its Subsidiary’s or Affiliate’s federal, state, or any other tax liability payable to any authority, national insurance, social security, payment on account or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock including, for the avoidance of doubt, any liability of the participant to pay an employer tax or social contribution obligation, which liability has been shifted to the participant as a matter of law or contract. At any time, the Company or its Subsidiary or Affiliate, as applicable, may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company or its Subsidiary or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company or its Subsidiary or Affiliate, as applicable, any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.
7. Grant of Option.  On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Eligible Employee’s payroll deductions or contributions accumulated prior to such Exercise Date by the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Purchase Period more than 5,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(c) and 13 hereof. The Eligible Employee may accept the grant of such option by turning in a completed Subscription Agreement to the Company on or prior to an Offering Date. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Eligible Employee may purchase during each Purchase Period.  Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.
8. Exercise of Option.
(a) Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions or contributions in his or her account.  No fractional shares shall be purchased; any payroll deductions or contributions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other funds left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.
(b) If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on any Exercise Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on any Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on any Exercise Date. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.
9. Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Administrator.
10. Withdrawal.
(a) A participant may withdraw all but not less than all the payroll deductions or contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form determined by the Administrator. All of the participant’s payroll deductions or contributions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions or contributions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions or contributions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.
(b) A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.
11. Termination of Employment.  Upon a participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions or contributions credited to such participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant’s option shall be automatically terminated.
12. Interest. No interest shall accrue on the payroll deductions or contributions of a participant in the Plan. Notwithstanding the foregoing, if the Administrator determines that interest is required to be accrued on the payroll deductions or contributions for participants in the Non-423 Component, then the Administrator shall cause such interest to accrue to the extent required by applicable non-U.S. requirements.
13. Stock.
(a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 225,000 shares. For avoidance of doubt, the maximum number of share limitation set forth in this section may be used to satisfy exercises of options under either the 423 or the Non-423 Components.
(b) Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares.
(c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.
14. Administration. The Administrator shall administer the Plan and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan, including whether eligible Employees shall participate in the 423 Component or the Non-423 Component and which entities shall be Designated Subsidiaries or Designated Affiliates. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules, procedures and subplans, which for purposes of the Non-423 Component may be outside the scope of Section 423 of the Code, regarding, but not limited to, eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates which vary with local requirements.

15. Designation of Beneficiary.
(a) Unless otherwise provided in the subscription agreement, and at the discretion of the Administrator prior to the beginning of an Offering Period, a participant in the 423 Component may file a designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, at the discretion of the Administrator prior to the beginning of an Offering Period, a participant in the 423 Component may file a designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
(b) Such designation of beneficiary may be changed by the participant at any time by notice in a form determined by the Administrator. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
(c) All beneficiary designations shall be in such form and manner as the Administrator may designate from time to time.
16. Transferability.   Neither payroll deductions nor contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17. Use of Funds.  All payroll deductions or contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or contributions except for deductions or contributions made to a Non-423 Component where, as determined by the Administrator, non-U.S. law requires segregation of such amounts. Until shares are issued, participants shall only have the rights of an unsecured creditor, although participants in the Non-423 Component may have additional rights where required under local law, as determined by the Administrator.
18. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Eligible Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.
19. Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change in Control.
(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.
(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, all Offering Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.
(c) Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, all Offering Periods then in progress shall be shortened by setting a New Exercise Date and shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed merger or Change in Control. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.
20. Amendment or Termination.
(a) The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant unless their consent is obtained. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required.
(b) Without stockholder approval and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods or Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period or Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed subscription agreements, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.
(c) Without regard to whether any participant’s rights may be considered to have been “adversely affected”, in the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including:
(i)  increasing the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;
(ii) shortening any Offering Period or Purchase Period by establishing a new Exercise Date, including an Offering Period or Purchase Period underway at the time of the Board action; and
(iii)  reducing the number of shares that may be purchased upon exercise of outstanding options.
Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.
21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, U.S. and non-U.S. and state and local provisions, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect until terminated under Section 20 hereof.
24. Stockholder Approval. The Plan will be subject to the approval by stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under applicable law.

APPENDIX B

Amendment No. 4 to the Asure Software, Inc. 2009 Equity Plan

In accordance with Section 16(a) of the Asure Software 2009 Equity Plan (the “Plan”), the Plan is hereby amended, effective as of the date first written above as follows:

The first sentence of Section 3 is deleted in its entirety and replaced with the following:

“(3)           Stock Subject to the Plan.  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 1,700,000 shares of Common Stock.”

This Amendment No. 4 to the Plan (this “Amendment”) constitutes an integral part of the Plan.

For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Plan, as the Plan shall be in effect on the date hereof after giving effect to this Amendment.

This Amendment is executed pursuant to Section 16(a) of the Plan and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with all of the terms and provisions of the Plan, including Section 16(a) thereof.  Except as expressly amended or waived by the terms of this Amendment, the terms and conditions of the Plan shall remain unamended and unwaived.  The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of Asure Software, Inc.

B-1

APPENDIX C
ASURE SOFTWARE, INC.
2009 EQUITY PLAN
(amended as of June 10, 2013)

1.
Purposes of the Plan.  The purposes of this 2009 Equity Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company’s business.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder.  Stock purchase rights may also be granted under the Plan.

2.
Definitions. As used herein, the following definitions shall apply:

(a)
“Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b)
“Affiliate” means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

(c)
“Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d)
“Board” means the Board of Directors of the Company.

(e)
“Cause” for termination of a Participant’s Continuous Service Status will have the definition set forth in each Optionee’s applicable Option Agreement or Restricted Stock Purchase Agreement, as the case may be.

(f)
“Change of Control” means (1) a sale of all or substantially all of the Company’s assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(g)
“Code” means the Internal Revenue Code of 1986, as amended.

(h)
“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(i)
“Common Stock” means the Common Stock of the Company.

(j)
“Company” means Asure Software, Inc., a Delaware corporation.
(k)
“Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

(l)
“Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant.  Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors.  A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

(m)
“Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(n)
“Director” means a member of the Board.

(o)
“Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws.  The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(p)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)
“Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants.  Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

(r)
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(s)
“Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(t)
“Named Executive” means any individual who, on the last day of the Company’s calendar year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer).  Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(u)
“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(v)
“Option” means a stock option granted pursuant to the Plan.

(w)
“Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(x)
“Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

(y)
“Optioned Stock” means the Common Stock subject to an Option.

(z)
“Optionee” means an Employee or Consultant who receives an Option.

(aa)
“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(bb)
“Participant” means any holder of one or more Options or Stock Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.

(cc)
“Plan” means this 2009 Equity Plan.

(dd)
“Reporting Person” means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(ee)
“Restricted Stock” means Shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

(ff)
“Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

(gg)
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(hh)
“Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ii)
“Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(jj)
“Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 below.

(kk)
“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(ll)
“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.
Stock Subject to the Plan.  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 1,400,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.  If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.  In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan.  Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall be available for future grant under the Plan.

4.
Administration of the Plan.

(a)
General.  The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board.  The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

(b)
Committee Composition.  If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.  The Committee shall in all events conform to any requirements of the Applicable Laws.

(c)
Powers of the Administrator.  Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)
to determine the Fair Market Value of the Common Stock, in accordance with Section 2(q) of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii)
to select the Employees and Consultants to whom Plan awards may from time to time be granted;

(iii)
to determine whether and to what extent Plan awards are granted;

(iv)
to determine the number of Shares of Common Stock to be covered by each award granted;

(v)
to approve the form(s) of agreement(s) used under the Plan;

(vi)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant’s transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)
to determine whether and under what circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;

(viii)
to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(ix)
to adjust the vesting of an Option held by an Employee or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

(x)
to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

(xi)
in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

5.
Eligibility.

(a)
Recipients of Grants.  Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants.  Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b)
Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(c)
ISO $100,000 Limitation.  Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(d)
No Employment Rights.  The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate the employment or consulting relationship at any time for any reason.

6.
Term of Plan.  The Plan shall become effective upon its adoption by the Board of Directors.  It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 16 of the Plan.

7.
Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.
[Intentionally Omitted.]

9.
Option Exercise Price and Consideration.

(a)
Exercise Price.  The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i)
In the case of an Incentive Stock Option

(A)
granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B)
granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)
In the case of a Nonstatutory Stock Option

(A)
granted on any date on which the Common Stock is not a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

(B)
granted on any date on which the Common Stock is not a Listed Security to any other eligible person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; or

(C)
granted on any date on which the Common Stock is a Listed Security to any eligible person, the per share Exercise Price shall be such price as determined by the Administrator provided that if such eligible person is, at the time of the grant of such Option, a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

(iii)
Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b)
Permissible Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) subject to any requirements of the Applicable Laws (including without limitation Section 153 of the Delaware General Corporation Law), delivery of Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (4) cancellation of indebtedness; (5) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company’s incurring an adverse accounting charge); (6) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a “same-day sale” cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes; or (7) any combination of the foregoing methods of payment.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

10.
Exercise of Option.

(a)
General.

(i)
Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required under the Applicable Laws, the Option (or Shares issued upon exercise of the Option) shall comply with the requirements of Section 260.140.41(f) and (k) of the Rules of the California Corporations Commissioner.

(ii)
Leave of Absence. The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence.  In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(iii)
Minimum Exercise Requirements.  An Option may not be exercised for a fraction of a Share.  The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(iv)
Procedures for and Results of Exercise.  An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised.  Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan, provided that the Administrator may, in its sole discretion, refuse to accept any form of consideration at the time of any Option exercise.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(v)
Rights as Stockholder.  Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

(b)
Termination of Employment or Consulting Relationship. Except as otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time.  Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan.  In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

(i)
Termination other than Upon Disability or Death or for Cause.  In the event of termination of Optionee’s Continuous Service Status other than under the circumstances set forth in subsections (ii) through (v) below, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.  No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

(ii)
Disability of Optionee.  In the event of termination of an Optionee’s Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

(iii)
Death of Optionee.  In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee’s Continuous Service Status, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee’s Continuous Service Status terminated.

(iv)
Termination for Cause.  In the event of termination of an Optionee’s Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status.  If an Optionee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee’s rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option.  This Section 10(b)(iv) shall apply with equal effect to vested Shares acquired upon exercise of an Option granted on any date on which the Common Stock is not a Listed Security to a person other than an officer, Director or Consultant, in that the Company shall have the right to repurchase such Shares from the Participant upon the following terms:  (A) the repurchase is made within 90 days of termination of the Participant’s Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company’s initial public offering of its Common Stock.  With respect to vested Shares issued upon exercise of an Option granted to any officer, Director or Consultant, the Company’s right to repurchase such Shares upon termination of the Participant’s Continuous Service Status for Cause shall be made at the Participant’s original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine.  Nothing in this Section 10(b)(iv) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

(c)
Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11.
Stock Purchase Rights.

(a)
Rights to Purchase.  When the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer.  In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at that time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer.  If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator.  The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)
Repurchase Option.

(i)
General.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability).  Subject to any requirements of the Applicable Laws, the terms of the Company’s repurchase option (including without limitation the price at which, and the consideration for which, it may be exercised, and the events upon which it shall lapse) shall be as determined by the Administrator in its sole discretion and reflected in the Restricted Stock Purchase Agreement.

(ii)
Leave of Absence.  The Administrator shall have the discretion to determine whether and to what extent the lapsing of Company repurchase rights shall be tolled during any unpaid leave of absence. In the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given “vesting” credit with respect to Shares purchased pursuant to the Restricted Stock Purchase Agreement to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(iii)
Termination for Cause.  In the event of termination of a Participant’s Continuous Service Status for Cause, the Company shall have the right to repurchase from the Participant vested Shares issued upon exercise of a Stock Purchase Right granted to any person other than an officer, Director or Consultant prior to the date, if any, upon which the Common Stock becomes a Listed Security upon the following terms:  (A) the repurchase must be made within 90 days of termination of the Participant’s Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company’s initial public offering of its Common Stock. With respect to vested Shares issued upon exercise of a Stock Purchase Right granted to any officer, Director or Consultant, the Company’s right to repurchase such Shares upon termination of such Participant’s Continuous Service Status for Cause shall be made at the Participant’s original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine.  Nothing in this Section 11(b)(ii) shall in any way limit the Company’s right to purchase unvested Shares as set forth in the applicable Restricted Stock Purchase Agreement.

(c)
Other Provisions.  The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.  In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

(d)
Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

12.
Taxes.

(a)
As a condition of the grant, vesting or exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or Stock Purchase Right or the issuance of Shares.  The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.  If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 12 (whether pursuant to Section 12(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b)
In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

(c)
This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security.  In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld.  For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d)
If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.  In the case of shares previously acquired from the Company that are surrendered under this Section 12(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

(e)
Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator.  Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

(f)
In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

13.
Non-Transferability of Options and Stock Purchase Rights.

(a)
General.  Except as set forth in this Section 13, Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution.  The designation of a beneficiary by an Optionee will not constitute a transfer.  An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of an Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 13.

(b)
Limited Transferability Rights.  Notwithstanding anything else in this Section 13, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to “Immediate

Family Members” (as defined below) of the Optionee. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

14.
Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a)
Changes in Capitalization.  Subject to any action required under Applicable Laws by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding award, the numbers of Shares set forth in Section 3(a), and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an award, as well as the price per Share of Common Stock covered by each such outstanding award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an award.

(b)
Dissolution or Liquidation.  In the event of the dissolution or liquidation of the Company, each Option and Stock Purchase Right will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c)
Corporate Transaction.  In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the transaction.

Notwithstanding the above, in the event of a Change of Control and irrespective of whether outstanding awards are being assumed, substituted or terminated in connection with the transaction, the vesting and exercisability of each outstanding Option and Stock Purchase Right shall accelerate as and to the extent (if at all) provided in such Participant’s Option Agreement or Restricted Stock Purchase Agreement.  To the extent that an Option or Stock Purchase Right is not exercised prior to consummation of a Corporate Transaction in which the

Option or Stock Purchase Right is not being assumed or substituted, such Option or Stock Purchase Right shall terminate upon such consummation and the Administrator shall notify the Optionee or holder of such fact at least five (5) days prior to the date on which the Option or Stock Purchase Right terminates.  For purposes of this Section 14(c), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option or Stock Purchase Right would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this Section 14); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(d)
Certain Distributions.  In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

15.
Time of Granting Options and Stock Purchase Rights.  The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company.  Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

16.
Amendment and Termination of the Plan.

(a)
Authority to Amend or Terminate.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 14 above) shall be made that would materially and adversely affect the rights of any Optionee or holder of Stock Purchase Rights under any outstanding grant, without his or her consent.  In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)
Effect of Amendment or Termination.  Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options or Stock Purchase Rights already granted, unless mutually agreed otherwise between the Optionee or holder of the Stock Purchase Rights and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

17.
Conditions Upon Issuance of Shares.  Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.  As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise of awards granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement or Restricted Stock Purchase Agreement.

18.
Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.
Agreements.  Options and Stock Purchase Rights shall be evidenced by Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

20.
Stockholder Approval.  If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted.  Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

21.
Information and Documents to Optionees and Purchasers. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares.  The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

APPENDIX C Continued

ASURE SOFTWARE, INC.
2009 EQUITY PLAN

STOCK OPTION AGREEMENT

1.
Grant of Option.  Asure Software, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee identified in the Notice of Option Grant to which this Agreement is attached (the “Notice”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice, at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Asure Software, Inc. 2009 Equity Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2.
Designation of Option.  This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent the Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option.

Notwithstanding the above, if designated as an Incentive Stock Option, in the event that the Shares subject to this Option (and all other Incentive Stock Options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option, in accordance with Section 5(c) of the Plan.

3.
Exercise of Option.  This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:

(a)
Right to Exercise.

(i)
This Option may not be exercised for a fraction of a share.

(ii)
This Option may only be exercised with respect to Shares that are already Vested as of the date of such exercise.

(iii)
This Option may not be exercised more than once in any six month period, without the consent of the Company.

(iv)
In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

(v)
In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(vi)
If requested by the Company, the exercise of this Option shall be conditioned upon and subject to the receipt by the Company of an executed signature page to the Company’s Stockholder’s Agreement, if any.

(b)
Method of Exercise.

(i)
This Option shall be exercisable by execution and delivery of a written notice approved for such purpose by the Company which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan.  Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery.  The written notice shall be accompanied by payment of the Exercise Price.  This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

(ii)
As a condition to the exercise of this Option and as further set forth in Section 12 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii)
The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.  As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

4.
Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

(a)
cash or check;

(b)
cancellation of indebtedness;

(c)
prior to the date, if any, upon which the Common Stock becomes a Listed Security, by surrender of other shares of Common Stock of the Company that have an aggregate Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised.  In the case of shares acquired directly or indirectly from the Company, such shares must have been owned by Optionee for more than six (6) months on the date of surrender (or such other period of time as is necessary to avoid the Company’s incurring adverse accounting charges); or

(d)
following the date, if any, upon which the Common Stock is a Listed Security, and if the Company is at such time permitting “same day sale” cashless brokered exercises, delivery of a properly executed exercise notice together with irrevocable instructions to a broker participating in such cashless brokered exercise program to deliver promptly to the Company the amount required to pay the exercise price (and applicable withholding taxes).

5.
Termination of Relationship.  Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise the Option only as set forth in the Notice and this Section 5.  To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety.  In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(a)
Termination.  In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s disability or death or for Cause (as defined in the Plan), Optionee may, to the extent Optionee is vested in the Option Shares at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set forth in the Notice.

(b)
Other Terminations. In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

(i)
Termination upon Disability of Optionee.  In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s disability, Optionee may, but only within six months from the Termination Date, exercise this Option to the extent Optionee was vested in the Option Shares as of such Termination Date.

(ii)
Death of Optionee.  In the event of the death of Optionee (a) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within thirty (30) days after Optionee’s Termination Date, the Option may be exercised at any time within six months following the date of death by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option as of the Termination Date.

(iii)
Termination for Cause.  In the event Optionee’s Continuous Service Status is terminated for Cause, the Option shall terminate immediately upon such termination for Cause as set forth in Section 10(b)(iv) of the Plan.  In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period, also as set forth in Section 10(b)(iv) of the Plan.

6.
Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

7.
Tax Consequences.  THE OPTIONEE HEREBY ACKNOWLEDGES THAT THE ISSUANCE AND EXERCISE OF THIS OPTION MAY HAVE TAX CONSEQUENCES TO THE OPTIONEE AND THAT ANY AND ALL SUCH TAX CONSEQUENCES ARE THE SOLE RESPONSIBILITY OF THE OPTIONEE.  OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE ACCEPTING AND/OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a)
Incentive Stock Option.

(i)
Tax Treatment upon Exercise and Sale of Shares.  If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject Optionee to the alternative minimum tax in the year of exercise.  If Shares issued upon exercise of an Incentive Stock Option are held for at least one year after exercise and are disposed of at least two years after the Option grant date, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes.  If Shares issued upon exercise of an Incentive Stock Option are disposed of within such one-year period or within two years after the Option grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the fair market value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

(ii)
Notice of Disqualifying Dispositions.  With respect to any Shares issued upon exercise of an Incentive Stock Option, if Optionee sells or otherwise disposes of such Shares on or before the later of (i) the date two years after the Option grant date, or (ii) the date one year after the date of exercise, Optionee shall immediately notify the Company in writing of such disposition.  Optionee acknowledges and agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current earnings paid to Optionee.

(b)
Nonstatutory Stock Option.  If this Option does not qualify as an Incentive Stock Option, there may be a regular federal (and state) income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price.  If Optionee is an Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.  If Shares issued upon exercise of a Nonstatutory Stock Option are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

8.
Lock-Up Agreement.  In connection with the initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

9.
Effect of Agreement.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan.  Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option.  In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.  The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

10.
Section 409A.  This Plan is intended to meet the requirements to be exempt from the application of Section 409A of the Internal Revenue Code (“Section 409A”).  If any amount payable under the Plan is determined to be subject to Code Section 409A, then the applicable provisions of the Plan shall be interpreted and administered in accordance with Section 409A and the applicable guidance issued by the Department of the Treasury with respect to the application of Section 409A. Notwithstanding any provision of the Plan to the contrary, no payment of an amount subject to Section 409A on account of a termination of service as defined in Section 409A and the accompanying guidance, shall be made to Optionee if he is a specified employee (within the meaning of Section 409A and the applicable guidance) as of the date of Optionee’s termination of service, within the six-month period following Optionee’s termination of service.  Amounts to which Optionee would otherwise be entitled under the Plan during the first six months following the termination of service will be accumulated and paid on the first day of the seventh month following the Optionee’s termination of service.

[Signature Page Follows]

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

THE COMPANY:

ASURE SOFTWARE, INC.

By:
(Signature)
Name:
Title:

OPTIONEE:

[__________]

_______________________

ASURE SOFTWARE, INC. ATTN: BRAD WOLFE 110 WILD BASIN ROAD, #100 WEST LAKE HILLS, TX 78746-3340
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
	☐	☐	☐

1.	Election of Directors

Nominees

01 David Sandberg	02 Patrick Goepel	03 Adrian Pertierra	04 Matthew Behrent	05 J. Randall Watefield

			For	Against	Abstain
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	Proposal to ratify the Audit Committee’s appointment of Marcum LLP, as our independent registered public accounting firm for the year ending December 31, 2017.		☐	☐	☐

3.	Proposal to approve the Asure Software, Inc. Employee Stock Purchase Plan.		☐	☐	☐

4.	Proposal to approve an amendment to the Asure Software, Inc. 2009 Equity Plan to increase the number of shares authorized under the plan from 1,400,000 to 1,700,000.		☐	☐	☐

NOTE: The proxies are authorized in their discretion to vote on other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	DATE		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

ASURE SOFTWARE, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 5, 2017 9:30 AM
 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The shareholder(s) hereby appoint(s) Patrick Goepel and David Sandberg, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ASURE SOFTWARE, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 9:30 AM, CDT on 6/5/2017, at 110 Wild Basin Road, Suite 100, Austin, TX 78746 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4, AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IN THE EVENT ONE OR MORE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 IS UNABLE TO OR DECLINES TO SERVE AS A DIRECTOR AT THE TIME OF THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED FOR THE ELECTION OF SUCH PERSON(S) AS SHALL BE DESIGNATED BY THE COMPANY’S BOARD OF DIRECTORS, IF ANY.

 Continued and to be signed on reverse side